                                                                   EXHIBIT 10.5

                                ESCROW AGREEMENT

        THIS ESCROW AGREEMENT (the "Agreement") dated as of August 20, 1998 is among STEVEN MYERS & ASSOCIATES, INC., a California corporation ("SM&A") DECISION-SCIENCE APPLICATIONS, INC., a Virginia corporation ("DSA"), the shareholders of DSA as identified on Schedule 1 hereto, Guy A. Ackerson (the "DSA Representative"), and FIRST AMERICAN TRUST COMPANY, as escrow agent (the "Escrow Agent").


                              PRELIMINARY STATEMENT

        Pursuant to an Agreement and Plan of Reorganization and Merger dated as of July 22, 1998 (the "Merger Agreement"), by and among SM&A, DSA, DSA Acquisition, Inc., a wholly owned subsidiary of SM&A, and the Principal Shareholders, SM&A is acquiring DSA through the merger of DSA with and into DSA Acquisition, Inc. Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Merger Agreement.

        The holders of the Outstanding Company Shares (the "Shareholders") have agreed to indemnify SM&A as provided in Article 10 of the Merger Agreement through the deposit of 178,710 shares of SM&A Stock (the "Escrow Shares") pursuant to Section 2.7 of the Merger Agreement. A list of all Shareholders and their pro rata interest in the Escrow Shares is attached hereto as Schedule 2.

        The parties hereto agree as follows:


1.      Establishment of Escrow.

        SM&A has delivered to the Escrow Agent and the Escrow Agent acknowledges receipt of the Escrow Shares in the form of a single stock certificate. The Escrow Shares shall be held in escrow in the name of the Escrow Agent or its nominee, subject to the terms and conditions set forth herein. Unless and until the Escrow Shares are returned to SM&A or delivered to the Shareholders pursuant to the terms of this Agreement, the Escrow Agent shall vote the Escrow Shares in accordance with the written instructions of the DSA Representative.

        The Escrow Agent shall invest any cash held by it pursuant to this Agreement in interest bearing accounts or certificates of deposit with such bank(s) or financial institution(s) as it deems advisable.


2.      Amounts Earned on Escrow Shares; Tax Matters.

        All amounts earned on the Escrow Shares (dividends or other distributions, and interest earned thereon) shall be distributed pro rata to the Shareholders on a quarterly basis. All interest earned on cash deposited by the Shareholders pursuant to Section 3.3, shall be paid to the Shareholders entitled thereto on a quarterly basis. The parties agree that to the extent required by applicable law, including Section 468B(g) of the Internal Revenue Code of 1986, as amended (the "Code"), the Shareholders will include all amounts earned on the Escrow Shares and all interest earned on cash deposits in their gross income for federal, state and local income tax (collectively, "income tax") purposes and pay any income tax resulting therefrom. As a condition to a Shareholder's right to replace Escrow Shares with Escrow Funds as defined in Section 3.3, such Shareholder shall have previously furnished to the Escrow Agent all information necessary to enable the Escrow Agent to comply with the reporting and backup withholding obligations of the Code.


3.      Claims Against Escrow Shares.

        3.1 At any time or times prior to the Expiration Date (as defined in Section 5) SM&A may make claims against the Escrow Shares and "Escrow Funds" (as defined in Section 3.3) for amounts due for indemnification under Article 10 of the Merger Agreement. SM&A shall notify the DSA Representative and the Escrow Agent in writing of each such claim ("Notice of Claim"), including a brief description of the amount and nature of such claim. If the amount subject to the claim is unliquidated, SM&A shall make a good faith estimate as to the amount of the claim for purposes of determining the number of Escrow Shares and/or amount of Escrow Funds, if any, to be withheld by the Escrow Agent if such claim is not resolved or otherwise adjudicated by the Expiration Date. Such good faith estimate shall be included in the Notice of Claim. If the DSA Representative shall dispute a claim or SM&A's estimate as to the amount of the claim, the DSA Representative shall give written notice thereof to SM&A and to the Escrow Agent within 30 days after the date SM&A's Notice of Claim was received by the DSA Representative, in which case the Escrow Agent shall continue to hold the Escrow Shares/Escrow Funds in accordance with the terms of this Agreement; otherwise, such liquidated claim shall be deemed to have been acknowledged to be payable out of the Escrow Shares/Escrow Funds in the full amount thereof as set forth in the Notice of Claim and the Escrow Agent shall use its best efforts to pay such liquidated claim from the Escrow Shares/Escrow Funds to SM&A within three business days after expiration of said 30-day period. Unliquidated claims shall not be paid until liquidated. Disputes as to SM&A's good faith estimate of a claim shall be resolved as provided in Section 4.1. The value of Escrow Shares and Escrow Funds paid to satisfy a claim under this Agreement shall be allocated pro rata among the Shareholders based on their proportionate interests in the aggregate Escrow Shares and Escrow Funds. With respect to each Shareholder, the amount paid to satisfy a claim under this Agreement shall be deducted first from the Escrow Funds and then, to the extent necessary, from the Escrow Shares allocable to such Shareholder. If the amount of the claim exceeds the aggregate value of the Escrow Shares/Escrow Funds subject thereto, the Escrow Agent shall have no liability or responsibility for any deficiency.

        3.2 The Escrow Agent shall effect the payment of Escrow Shares to SM&A by surrendering such Escrow Shares to SM&A's stock transfer agent (U.S. Stock Transfer Corporation, 1745 Gardena Avenue, Glendale, CA 91204 ("UST")) for cancellation upon receipt by the Escrow Agent of a copy of a letter from SM&A to UST, instructing UST to issue a new certificate to the Escrow Agent for the remaining Escrow Shares after giving effect to such payment. The value per share of the Escrow Shares for purposes of this Agreement shall be the Average Closing Price for the Base Period. All claims paid out of the Escrow Shares shall be rounded to the nearest whole share. The Escrow Agent shall not be responsible for and shall have no liability in connection with determining whether the transfer of any Escrow Shares complies with federal or state securities laws.

        3.3 In the event that (i) prior to the Expiration Date (as hereinafter defined), the average of the closing prices of SM&A Stock on the NASDAQ National Market (or such other national stock exchange on which SM&A Stock is listed) for any twenty (20) consecutive trading days is $5.00 below the Average Closing Price for the Base Period, (ii) the Escrow Shares become eligible for sale pursuant to Rule 144 under the Securities Act, or (iii) the Escrow Shares are entitled to be included in a registration statement filed by SM&A pursuant to the Securities Act, then a Shareholder may sell (pursuant to applicable federal and state securities law, Rule 144 or an effective registration statement, as the case may be) all or any portion of his allocation of the Escrow Shares (the "Eligible Escrow Shares"); provided that such Shareholder has arranged, to SM&A satisfaction, for the deposit into escrow of the proceeds from the sale of such Eligible Escrow Shares. The funds deposited by a Shareholder pursuant to this
Section 3.3 ("Escrow Funds") shall be held by the Escrow Agent and subject to the terms and conditions of this Agreement.

        3.4 If the DSA Representative shall give notice to SM&A and the Escrow Agent pursuant to Section 3.1 disputing an SM&A claim, no distribution of the Escrow Shares/Escrow Funds shall be made by the Escrow Agent to SM&A or to the Shareholders of the Set Aside Amount (as defined in Section 4.1) with respect to such claim until either: (i) such disputed claim has been resolved as evidenced by a written notice executed by SM&A and the DSA Representative instructing the Escrow Agent as to the distribution of such Set Aside Amount or a portion thereof; or (ii) such dispute shall have been adjudicated in accordance with the arbitration procedures described in Section 4.2.


4.      Disputed Claims.

        4.1 If the DSA Representative shall dispute an indemnification claim of SM&A as provided in Section 3, the Escrow

Agent shall set aside a portion of the Escrow Shares/Escrow Funds equal to the amount of the claim as set forth in the Notice of Claim (the "Set Aside Amount"), which amount may subsequently be modified by arbitration. If the DSA Representative shall dispute the Set Aside Amount as provided in Section 3, the Escrow Shares/Escrow Funds constituting the Set Aside Amount shall be withheld pursuant to the immediately preceding sentence until otherwise determined by arbitration. The Set Aside Amount shall be allocated pro rata among the Shareholders based upon their percentage interests in the aggregate Escrow Shares/Escrow Funds. With respect to each Shareholder, the amount constituting the Set Aside Amount shall be deducted first from the Escrow Funds and then, to the extent necessary, from the Escrow Shares allocable to such shareholder. In the event SM&A notifies the Escrow Agent in writing that it has made out-of-pocket expenditures or anticipates that it will incur legal expenses in connection with any such disputed claim with respect to which it is entitled to be indemnified under the Merger Agreement, a portion of the Escrow Shares/Escrow Funds equal to such reasonable incurred or anticipated expenditures shall also be set aside and added to and become a part of the Set Aside Amount; provided, that in the event that it shall be agreed (as evidenced by a written notice executed by SM&A and the DSA Representative as described in Section 3.4) or determined through an arbitration proceeding described in Section 4.2 that SM&A is not entitled to indemnification with respect to such claim or such expenses, SM&A shall not be entitled to the portion of the Escrow Shares/Escrow Funds set aside for such expenses.

        4.2 If, within 60 days after the DSA Representative sends notice of a dispute, the Escrow Agent has not received written notice executed by SM&A and the DSA Representative to the effect that the disputed indemnification claim has been resolved, the indemnification claim shall be referred to an arbitrator chosen by agreement of the DSA Representative and SM&A. If no agreement is reached regarding selection of the arbitrator within 30 days after written request from either party to the other, SM&A or the DSA Representative may submit the matter in dispute to the Judicial Abitration and Mediation Service, to be settled by arbitration in Orange County, California in accordance with the commercial arbitration rules of such association. SM&A and the DSA Representative agree to act in good faith to select mutually an arbitrator. The fees and expenses of any arbitration shall be borne equally by the Shareholders as a group and SM&A, unless and until the arbitrator determines otherwise. Any fees or expenses attributable to the Shareholders as a group shall be payable only out of the Escrow Shares/Escrow Funds. In no event shall the Escrow Agent be responsible for any fees or expenses of any party to any arbitration proceedings. The determination of the arbitrator as to the amount, if any, of the indemnification claim that is properly allowable shall be conclusive and binding upon the parties hereto and judgment may be entered thereon in any court having jurisdiction thereof, including, without limitation, any Superior Court in the State of California. The Escrow Agent shall make payments of such claim, as and to the extent allowed, to SM&A within three business days following its receipt of a copy of the arbitration award determination.


5.      Termination and Distribution of Escrow Shares.

        5.1 This Agreement shall terminate two (2) years after the Effective Time (as defined in Section 1.2 of the Merger Agreement) (the "Expiration Date"); provided that this Agreement shall continue in effect until the resolution of all outstanding indemnification claims as to which the Escrow Agent has received notice pursuant to Section 3 hereof on or prior to the Expiration Date.

        5.2 SM&A shall provide the Escrow Agent with reasonable advance notice of the expected Expiration Date and shall confirm the occurrence of such as soon as practicable thereafter. On the Expiration Date or as soon thereafter as is practicable, the Escrow Agent shall distribute to the Shareholders based on their relative percentage interest in the Escrow Shares and/or Escrow Funds the remaining Escrow Shares/Escrow Funds less (i) the number of Escrow Shares and amount of Escrow Funds constituting any then existing Set Aside Amounts, and
(ii) the number of Escrow Shares and amount of Escrow Funds equal to the amount specified in any Notice of Claim delivered to the Escrow Agent prior to the Expiration Date with respect to which no Set Aside Amount has yet been established and the Escrow Agent has not otherwise been instructed by SM&A and the DSA Representative. At such time thereafter as any remaining indemnification claim hereunder has been resolved and the Escrow Agent has received a written notice executed by SM&A and the DSA Representative to that effect (or a copy of an arbitration award pursuant to Section 4.2 to that effect) and any amounts to be distributed to SM&A in connection therewith have been so distributed, the Escrow Agent shall distribute any portion of the remaining Escrow Shares/Escrow Funds withheld in respect of such claim to the Shareholders based on their relative percentage interest in such Escrow Shares and/or Escrow Funds. Upon the resolution of all outstanding indemnification claims hereunder, the Escrow Agent shall distribute the remaining amount, if any, of the Escrow Shares/Escrow Funds to the Shareholders based on their relative percentage interest in such Escrow Share and/or Escrow Funds and this Agreement shall terminate. SM&A shall not be required to issue certificates for fractional shares in any distribution of Escrow Shares pursuant to this Agreement, but rather shall pay to the Escrow Agent for distribution to the Shareholders an amount in cash (without interest) determined by multiplying each Stockholder's fractional interest by the Average Closing Price for the Base Period. The Escrow Agent shall effect such distributions of Escrow Shares as it is required to make to the Shareholders under this Agreement by surrendering such Escrow Shares to UST for cancellation upon receipt by the Escrow Agent of a copy of a letter from SM&A to UST, instructing such transfer agent to issue such shares to the Shareholders based upon their relative interests therein. The combination of Escrow Shares and Escrow Funds to be withheld under this Section 5.2 as Set Aside

Amounts or pursuant to a Notice of Claim (for which no set aside amount has been established) shall be determined in accordance with Section 4.1.

6.      The Escrow Agent.

        6.1 Notwithstanding anything herein to the contrary, the Escrow Agent shall promptly dispose of all or any part of the Escrow Shares/Escrow Funds as directed by a writing jointly signed by the DSA Representative and SM&A. The reasonable fees and expenses of the Escrow Agent (as set forth on the fee schedule attached hereto as Schedule 3) in connection with its performance of this Agreement shall be borne by SM&A. The Escrow Agent shall not be liable for any act or omission to act under this Agreement, including any and all claims made against the Escrow Agent as a result of its holding the Escrow Shares/Escrow Funds in its own name, except for its own gross negligence or willful misconduct. The Escrow Agent shall not be liable for, and the Shareholders (only to the extent of their proportionate share of the Escrow Shares/Escrow Funds) and SM&A shall jointly and severally indemnify the Escrow Agent against, any losses or claims (including reasonable out-of-pocket expenses) arising out of, any action taken or omitted in good faith hereunder or upon the advice of counsel. The Escrow Agent may decline to act and shall not be liable for failure to act if in doubt as to its duties under this Agreement. The Escrow Agent may act upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give any notice or instruction hereunder, reasonably believed by it to be authorized, has been duly authorized to do so. The Escrow Agent's duties shall be determined only with reference to this Agreement and applicable laws, and the Escrow Agent is not charged with knowledge of or any duties or responsibilities in connection with any other document or agreement, including, but not limited to, the Merger Agreement.

        6.2 The Escrow Agent shall have the right at any time to resign hereunder by giving written notice of its resignation to the parties hereto, at the addresses set forth herein or at such other address as the parties shall provide, at least 30 days prior to the date specified for such resignation to take effect. In such event SM&A and the DSA Representative shall by agreement appoint a successor escrow agent within said 30 days; if SM&A and the DSA Representative do not agree upon the selection of a successor escrow agent within such period, the Escrow Agent may appoint a successor escrow agent. Upon the effective date of such resignation, the Escrow Shares and the Escrow Funds, together with all other property then held by the Escrow Agent hereunder, shall be delivered by it to such successor escrow agent or as otherwise shall be designated in writing by SM&A and the DSA Representative.

        6.3 In the event that the Escrow Agent should at any time be confronted with inconsistent or conflicting claims or demands by the parties hereto, the Escrow Agent shall have the right to interplead said parties in any court of competent jurisdiction and request that such court determine the respective rights of such parties with respect to this Agreement and, upon doing so, the Escrow Agent shall be released from any obligations or liability to either party as a consequence of any such claims or demands. The reasonable fees and costs incurred by the Escrow Agent in interpleading said parties shall be borne equally by SM&A and the Shareholders as a group.

        6.4 The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder, either directly or by or through its agents or attorneys. The Escrow Agent shall not be responsible for and shall not be under a duty to examine, inquire into or pass upon the validity, binding effect, execution or sufficiency of this Agreement or of any amendment or supplement hereto.


7. DSA Representative.

        7.1 The DSA Representative accepts and agrees to discharge diligently the duties and responsibilities of the DSA Representative set forth in this Agreement. SM&A and the Escrow Agent shall be entitled to rely upon the authorization and designation of the DSA Representative under this Section 7.

        7.2 The DSA Representative is authorized to take any action it deems appropriate or necessary to carry out the provisions of, and to determine the rights of the Shareholders under, this Agreement, including without limitation, taking any action required or permitted under this Agreement to protect or enforce the Shareholders' rights to the Escrow Shares/Escrow Funds. The DSA Representative's authority includes but is not limited to:

               (a) instructing the Escrow Agent to vote the Escrow Shares pursuant to Section 1 hereof;

               (b) receiving all notices or other documents given or to be given pursuant to this Agreement or in connection with the transactions contemplated hereby;

               (c) engaging special counsel, accountants, investment banks or other advisors;

               (d) prosecuting and settling any dispute in connection with this Agreement, including without limitation the resolution of any disputes related to disbursements of the Escrow Shares/Escrow Funds; and

               (e) paying all expenses incurred in connection with this Agreement and the transactions contemplated hereby out of the Escrow Shares/Escrow Funds pursuant to Sections 7.5 and 7.8 below.

        7.3 In the event of the death, resignation, discharge or incapacity of the DSA Representative, Shareholders holding a majority of the Escrow Shares/Escrow Funds shall appoint a successor DSA Representative. Such successor DSA Representative shall be appointed by an instrument in writing signed by the requisite Shareholders, and such appointment shall become effective as to any such successor DSA Representative when such instrument shall have been delivered to such person, and that person has consented to such appointment.

        7.4 The DSA Representative shall keep the Shareholders reasonably informed of his decisions of a material nature.

        7.5 The reasonable expenses (including the reasonable fees and disbursements of counsel, accountants and advisors in connection with the arbitration of a disputed claim or otherwise) incurred by the DSA Representative in connection with his duties hereunder shall be paid for out of the Escrow Shares/Escrow Funds by the Escrow Agent as provided in Section 7.8 below and in an amount not to exceed $100,000. The DSA Representative shall keep adequate and reasonable books and records of his expenses. Such payment shall not affect the rights of either SM&A or the Shareholders under the Merger Agreement or Section 11 of this Agreement.

        7.6 The DSA Representative shall diligently discharge his duties and responsibilities under this Agreement. The DSA Representative shall not be liable to the parties hereto or any Shareholder for any action taken or omitted by the DSA Representative in good faith, or for any mistake of fact or law, unless caused by his own gross negligence or willful misconduct. In no event shall the DSA Representative be responsible or liable for special, indirect or consequential loss or damages of any kind, regardless of the form of the action.

        7.7 The DSA Representative shall be entitled to treat as genuine any letter or other document furnished to him by SM&A or the Escrow Agent and reasonably believed by him to be genuine and have been signed and presented by the proper party or parties.

        7.8 The DSA Representative shall not be entitled to any compensation for services hereunder. To the extent the DSA Representative shall incur out-of-pocket costs (including the reasonable fees and disbursements of counsel, accountants and advisors in connection with the arbitration of a disputed claim or otherwise) in the performance of his duties hereunder, the DSA Representative shall be authorized to direct the Escrow Agent to reimburse the DSA Representative for such reasonable expenses out of the Escrow Shares/Escrow Funds in an amount not to exceed $100,000. The combination of Escrow Shares and Escrow Funds paid to the DSA Representative hereunder shall be determined in accordance with Section 3.1 hereof.

        7.9 SM&A shall be entitled to treat as genuine any letter or other document furnished to it by the DSA Representative or the Escrow Agent and reasonably believed by it to be genuine and have been signed and presented by the proper party or parties.

8.      Governing Law.

        This Agreement is governed by the laws of the State of California without regard to its conflict of laws provisions, and shall inure to the benefit of and be binding upon the successors, assigns, heirs and personal representatives of the parties hereto. Service of process in any proceeding arising under this Agreement (including service of process for the institution of such proceeding) may be made by certified mail, return receipt requested, directed to the respective party in accordance with Section 10 below.


9.      Counterparts.

        This Agreement may be executed in one or more counterparts, all of which documents shall be considered one and the same document.


10.     Notices.

        Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when so delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

        To SM&A:                            Steven Myers & Associates, Inc.
                                            4695 MacArthur Boulevard,
                                            Eighth Floor
                                            Newport Beach, California  92660
                                            Attention: Chief Operating Officer
                                            Telephone:  714-975-1550
                                            Fax:  714-975-1624

        With a copy to:                     Rutan & Tucker, LLP
                                            611 Anton Boulevard, 14th Floor
                                            Costa Mesa, California  92626
                                            Attn:  Thomas J. Crane, Esq.
                                            Telephone:  714-641-5100
                                            Fax:  714-546-9035

        To DSA Representative:              Mr. Guy A. Ackerson
                                            1110 N. Glebe Road
                                            Arlington, Virginia 22201
                                            Telephone: (703) 243-2500
                                            Fax: (703) 875-9231

        With a copy to:                     Shaw Pittman Potts & Trowbridge
                                            2300 N Street, N.W.
                                            Washington, D.C.  20037-1128
                                            Attn:  Barbara M. Rossotti, Esq.
                                            Telephone: 202-663-8066
                                            Fax: 202-663-8007

        To Escrow Agent:                    First American Trust Company
                                            2161 San Joaquin Hills Road
                                            Newport Beach, California 92660
                                            Attn: Elizabeth A. Markworth
                                            Telephone: (949) 719-4532
                                            Fax:  (714) 667-1613

Addresses may be changed by written notice given pursuant to this section. Any notice given hereunder may be given on behalf of any party by his counsel or other authorized representative.


11.     Attorney's Fees.

        In the event of any litigation among the parties hereto (including, without limitation, any arbitration proceeding described in Section 4.2 above), the prevailing party in such litigation or proceeding shall be entitled to recover all costs incurred in connection therewith, including, without limitation, reasonable attorneys fees, provided that the costs of any arbitration proceeding shall be allocated in the manner set forth in Section 4.2.

        IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first stated above.

SM&A:                                       STEVEN MYERS & ASSOCIATES, INC.,
                                            a California corporation


                                            By: /s/ KENNETH W. COLBAUGH
                                                -------------------------------
                                                Kenneth Colbaugh,
                                                Chief Operating Officer


DSA:                                        DECISION-SCIENCE APPLICATIONS, INC.
                                            a Virginia corporation


                                            By: /s/ GUY A. ACKERSON
                                                --------------------------------
                                                Guy A. Ackerson, President


ESCROW AGENT:                               FIRST AMERICAN TRUST COMPANY


                                            By:________________________________

                                               Its:____________________________


                                            By:________________________________

                                               Its:____________________________


DSA REPRESENTATIVE:                         ___________________________________



SHAREHOLDERS:                               /s/ GUY A. ACKERSON
                                            ------------------------------------
                                            Guy A. Ackerson, as attorney-in-
                                            fact for the Shareholders identified
                                            on Schedule 4 hereto

                                   SCHEDULE 1

                                  Shareholders

                                   MALONEY, P.
                                   MORIN, T.
                                   MCCALLISTER
                                   BENT, N.
                                   ELLIS, R.
                                   WILLIAMS, S.
                                   BURNS, P.
                                   LEONG, W.
                                   HODGES, D.
                                   PARK, S.
                                   SMITH, J.
                                   REECE, K.
                                   BASCOM, H.
                                   EVANS, J.
                                   FELDSTEIN, T.
                                   CROGHAN, D.
                                   PETTIT, R.
                                   GULICK, M.
                                   DANFORTH, L.
                                   NEVILLS, W.
                                   CARLISLE, R.
                                   TOTTEN, A.
                                   GREEN, Chris
                                   ASBERY, J.
                                   HAMLETT, C.
                                   RICHMAN, S.
                                   CAPPELANO, P.
                                   MEGARGEE, M.
                                   FITCH, S.
                                   KIERNAN, J.
                                   KELLEY, S.
                                   MCGRATH, T.
                                   ALONZO, M.
                                   NEES, R.
                                   WARNER, C.
                                   GREEN, Chery
                                   FELDSTEIN, D.
                                   ACKERSON, G.
                                   LUCAS, G.
                                   TOMLINSON, P.
                                   KELLOGG, D.A.
                                   FUCILLO, J.
                                   KUROWSKI, W.
                                   LAZARUS, E.
                                   KELLER, K.
                                   ACKERSON, K.
                                   LAUSTEN, L.
                                   MCNEECE, J.
                                   RAUSCHER, D.
                                   EISERMAN, G.
                                   WAGNER, J.
                                   KRUPP, J.
                                   SCESNEY, P.
                                   GORMAN, G.
                                   CLANCY, J.
                                   CLARKE, L.
                                   RAUSCH, A.
                                   HURLBURT, D.
                                   SHAYDA, P.
                                   ANDERES, J.
                                   REAVILL, S.

                                   SCHEDULE 2

                                Escrow Interests

                                                         Interest In
        Stockholder                                     Escrow Shares


        MALONEY, P.                                      0.0150761
        MORIN, T.                                        0.0145151
        MCCALLISTER                                      0.1452759
        BENT, N.                                         0.0132855
        ELLIS, R.                                        0.0118502
        WILLIAMS, S.                                     0.0115928
        BURNS, P.                                        0.0111423
        LEONG, W.                                        0.0103841
        HODGES, D.                                       0.0103506
        PARK, S.                                         0.0103254
        SMITH, J.                                        0.0099756
        REECE, K.                                        0.0099309
        BASCOM, H.                                       0.0098805
        EVANS, J.                                        0.0096777
        FELDSTEIN, T.                                    0.0091489
        CROGHAN, D.                                      0.0042527
        PETTIT, R.                                       0.0080689
        GULICK, M.                                       0.0079374
        DANFORTH, L.                                     0.0076674
        NEVILLS, W.                                      0.0075933
        CARLISLE, R.                                     0.0075234
        TOTTEN, A.                                       0.007175
        GREEN, Chris                                     0.0070631
        ASBERY, J.                                       0.0069204
        HAMLETT, C.                                      0.0065413
        RICHMAN, S.                                      0.0060727
        CAPPELANO, P.                                    0.0060643
        MEGARGEE, M.                                     0.0060307
        FITCH, S.                                        0.0056866
        KIERNAN, J.                                      0.0056418
        KELLEY, S.                                       0.0054222
        MCGRATH, T.                                      0.0050249
        ALONZO, M.                                       0.0047269
        NEES, R.                                         0.0049717
        WARNER, C.                                       0.0049633
        GREEN, Chery                                     0.0065511
        FELDSTEIN, D.                                    0.0063343
        ACKERSON, G.                                     0.1440404
        LUCAS, G.                                        0.0742571
        TOMLINSON, P.                                    0.0545464
        KELLOGG, D.A.                                    0.040665
        FUCILLO, J.                                      0.0301326
        KUROWSKI, W.                                     0.0298472
        LAZARUS, E.                                      0.0271893
        KELLER, K.                                       0.0265626
        ACKERSON, K.                                     0.0250741
        LAUSTEN, L.                                      0.0242404
        MCNEECE, J.                                      0.0228694
        RAUSCHER, D.                                     0.0223644
        EISERMAN, G.                                     0.0209753
        WAGNER, J.                                       0.0209277
        KRUPP, J.                                        0.0206591
        SCESNEY, P.                                      0.0205192
        GORMAN, G.                                       0.020336
        CLANCY, J.                                       0.0152467
        CLARKE, L.                                       0.0142857
        RAUSCH, A.                                       0.0103506
        HURLBURT, D.                                     0.0094804
        SHAYDA, P.                                       0.0087684
        ANDERES, J.                                      0.0061412
        REAVILL, S.                                      0.0008757
                                                              1

                                   SCHEDULE 3

                                Escrow Agent Fees

                                   SCHEDULE 4

         Shareholders For Whom GUY A. ACKERSON is Attorney-In-Fact


                                   MALONEY, P.
                                   MORIN, T.
                                   MCCALLISTER
                                   BENT, N.
                                   ELLIS, R.
                                   WILLIAMS, S.
                                   BURNS, P.
                                   LEONG, W.
                                   HODGES, D.
                                   PARK, S.
                                   SMITH, J.
                                   REECE, K.
                                   BASCOM, H.
                                   EVANS, J.
                                   FELDSTEIN, T.
                                   CROGHAN, D.
                                   PETTIT, R.
                                   GULICK, M.
                                   DANFORTH, L.
                                   NEVILLS, W.
                                   CARLISLE, R.
                                   TOTTEN, A.
                                   GREEN, Chris
                                   ASBERY, J.
                                   HAMLETT, C.
                                   RICHMAN, S.
                                   CAPPELANO, P.
                                   MEGARGEE, M.
                                   FITCH, S.
                                   KIERNAN, J.
                                   KELLEY, S.
                                   MCGRATH, T.
                                   ALONZO, M.
                                   NEES, R.
                                   WARNER, C.
                                   GREEN, Chery
                                   FELDSTEIN, D.
                                   ACKERSON, G.
                                   LUCAS, G.
                                   TOMLINSON, P.
                                   KELLOGG, D.A.
                                   FUCILLO, J.
                                   KUROWSKI, W.
                                   LAZARUS, E.
                                   KELLER, K.
                                   ACKERSON, K.
                                   LAUSTEN, L.
                                   MCNEECE, J.
                                   RAUSCHER, D.
                                   EISERMAN, G.
                                   WAGNER, J.
                                   KRUPP, J.
                                   SCESNEY, P.
                                   GORMAN, G.
                                   CLANCY, J.
                                   CLARKE, L.
                                   RAUSCH, A.
                                   HURLBURT, D.
                                   SHAYDA, P.
                                   ANDERES, J.
                                   REAVILL, S.